Exhibit 10.1

AMENDMENTS TO SECURED PROMISSORY NOTES

DATED June 30, 2025

Reference is made to the secured promissory notes dated February 8, 2024 and first amendment on August 7, 2024 and second amendment on December 31, 2024 (the “Notes”) entered into by XChange TEC.,NC with MMTEC, Inc. (each a “Party” and collectively the “parties”).

Unless otherwise referred to herein, capitalized terms used in this amendment (the “Amendment”) shall have the same meanings as those defined in the Notes.

1.	Pursuant to Amendments to Promissory Notes dated August 7, 2024 and December 31, 2024 of each of the Notes, “Maturity Date” means June 30, 2025.

The undersigned, being the parties to the Notes, as the case may be, hereby agree to extend the Maturity Date of each of the Notes to December 31, 2025. If the Notes have an outstanding balance on the Maturity Date, the Maturity Date will be automatically extended to the end of following year.

2.	Except as set forth in this Amendment, the Notes is unaffected and shall continue in full force and effect in accordance with its terms.

3.	Section 5 of the Notes is hereby incorporated by reference and shall apply to this Amendment mutatis mutandis.

XChange TEC.INC

By:	/s/ Zhichen Sun
Name:	Zhichen Sun
Title:	CEO

MMTEC, INC

By:	/s/ Xiangdong Wen
Name:	Xiangdong Wen
Title:	CEO